Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryforwards	$ 106,312	$ 108,348
Tax credit carryforwards	10,696	10,696
Depreciation and amortization	3,872	3,709
Other	351	185
Total deferred tax assets	121,231	122,938
Valuation allowance	(121,231)	(122,938)
Net deferred tax assets
Deferred tax liabilities:
Intangible assets	(2,345)	(2,345)
Net deferred tax liabilities	$ (2,345)	$ (2,345)